ALLIANCE MULTI-MARKET STRATEGY TRUST

SEMI-ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

June 18, 1999

Dear Shareholder:

We are pleased to report to you on the performance, strategy and outlook of the Alliance Multi-Market Strategy Trust (the "Fund"), for the six-month period ended April 30, 1999. The Fund is designed for investors who seek the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality, short-term (0-5 year maturity) debt securities.

INVESTMENT PERFORMANCE
The following table provides your Fund's performance during the six- and twelve-month periods ended April 30, 1999. For comparison, we have included the performance for Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 20 funds with similar investment objectives.

During the past six months, your Fund outperformed both the Merrill Lynch 1-5 Year Government Bond Index and the Lipper Short World Multi-Market Income Funds Average. Our underweighting of U.S. government bonds and focus on European government bonds enhanced your Fund's performance over the six-month period. For the twelve-month period, your Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index, which is a U.S.-only based Index, and outperformed the Lipper Short World Multi-Market Income Funds Average. Over the twelve-month period our underweighting of the U.S. market hurt performance as the U.S. market performed relatively well in the flight-to-quality last summer.


INVESTMENT RESULTS*
Periods Ended April 30, 1999
                                          TOTAL RETURNS
                                     6 MONTHS      12 MONTHS
                                    ----------    -----------
ALLIANCE MULTI-MARKET STRATEGY TRUST
  Class A                             2.70%          5.56%
  Class B                             2.21%          4.72%
  Class C                             2.37%          4.74%

MERRILL LYNCH 1-5 YEAR GOVERNMENT
  BOND INDEX                          0.60%          6.22%

LIPPER SHORT WORLD MULTI- MARKET
  INCOME FUNDS AVERAGE                1.25%          4.11%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-5 YEAR GOVERNMENT BOND INDEX CONSISTS OF SHORT-TERM U.S. TREASURY SECURITIES MATURING IN ONE TO FIVE YEARS. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE (LIPPER AVERAGE) REFLECTS PERFORMANCE OF 20 FUNDS DURING BOTH THE SIX- AND TWELVE-MONTH PERIODS ENDED APRIL 30, 1999. THE FUNDS THAT COMPRISE THE LIPPER AVERAGE HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
During the six-month period ended April 30, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. The ongoing strength of the U.S. economy, interest rate cuts by central banks around the world and constructive policy initiatives in economically troubled regions helped restore prospects for the global economy. Equity markets reached new highs while credit markets stabilized as investors moved out of traditional safe-haven government bond markets into higher yielding asset classes.


1


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Among the sectors of the U.S. bond market, the high yield sector performed strongly while the U.S. Treasury market lagged. After the Federal Reserve cut interest rates and the equity market rebounded, investors moved out of the safe-haven of U.S. Treasuries and back into higher yielding sectors.

Among developed government bond markets, all countries posted positive returns with the exception of the U.S. bond market. Strong U.S. economic growth and increasing economic stability around the world reduced the safe-haven premium on U.S. government bonds and increased the likelihood that the Federal Reserve would raise interest rates, which hurt bond performance. In Japan, concerns about the ability of the bond market to absorb the large supply of government bonds being issued to finance a massive fiscal stimulus package, as well as further erosion of Japanese economic fundamentals, dampened Japanese bond market performance during the period. European markets performed well over the period helped by interest rate cuts. In the dollar bloc countries, Australia, New Zealand and Canada, growth slowed and inflation remained low. In general, the dollar bloc countries posted weaker relative returns during the period.

The European Monetary Union ("EMU") began successfully in January of 1999. However, the new currency, the Euro, fell more than 10% against the U.S. dollar in its first four months of trading. Weak economic performance in core European countries, Germany and Italy, along with the uncertainty caused by the conflict in Kosovo hurt the Euro.

INVESTMENT STRATEGY
During the period under review, we underweighted the U.S. government bond market to pursue investment opportunities in foreign markets. We maintained our investments in Europe, including Germany, Italy and the Scandinavian countries. In the dollar bloc, we added Australian and New Zealand government bonds as lower interest rates and slowing growth benefited the bond market in those regions. In the European arena, we reduced our exposure to French government bonds as their economy improved.

OUTLOOK
Global financial markets have continued to stabilize from late in 1998 and investors are now able to focus more on economic fundamentals. We expect global growth to continue to slow and inflation to remain low. Central banks in Europe and Japan will keep rates low, but it is becoming more likely that the Federal Reserve will increase official U.S. interest rates. U.S. economic activity is expected to moderate from the robust rate of the first quarter, with 1999 growth estimated around 3.9%. The slowing in industrial production appears to be abating and consumption should moderate slightly from the robust level in 1998.

We believe the environment for global growth will improve, however, some regions of the global economy will continue to struggle with weakness. In Japan, policymakers have achieved a greater degree of coordination in their efforts to stimulate the economy, there is evidence that Asian economies are bottoming, and the Brazilian government is meeting our most optimistic expectations after devaluating the real earlier this year. As the one-sided risk of a global meltdown declines with broadening evidence of a global recovery and improved market stability, our forecasting discipline naturally pushes us toward a less biased view. Accordingly, we have eliminated our long-standing tilt in favor of additional Fed easing as the continued strength of the U.S. economy increases the likelihood of Fed tightening.

Outside the U.S., fundamentals still point toward lower yields. In Europe, the recent action by the European Central Bank ("ECB") to cut rates was expected, but the size of the interest rate cut of 0.50% was more than we were expecting. The cut by the ECB confirms our views of weak growth in Euroland, but also puts pressure on European politicians to address the structural problems that continue to plague the European economies. We have received numerous statements from ECB officials that further interest rate cuts by the ECB are not expected. EMU growth is likely to be 1.9% in 1999, following 2.9% in 1998, with the slowdown attributable to Italy and Germany. Europe will continue to be a positive environment for investors due to overall weak growth and the likelihood that low rates will be required in Europe for a considerable period.


2


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Japanese policymakers have recently achieved a greater degree of coordination in their efforts to stimulate the economy and Japanese gross domestic product is expected to decline by 1.0% in 1999, an improvement over the 2.8% decline in 1998. Whether economic activity in Japan has actually bottomed will be a key question going forward and will largely determine the direction of global growth and interest rate patterns later this year.

Thank you for your continued interest and investment in the Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.56%          1.09%
Five Years                     5.14%          4.24%
Since Inception*               4.13%          3.57%
SEC Yield**                    3.54%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       4.72%          1.83%
Five Years                     4.28%          4.28%
Since Inception* (a)           3.51%          3.51%
SEC Yield**                    2.80%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       4.74%          3.77%
Five Years                     4.30%          4.30%
Since Inception*               4.03%          4.03%
SEC Yield**                    2.82%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31,
1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                         1.07%          1.81%          3.75%
5 Years                        4.05%          4.11%          4.12%
Since Inception*               3.51%          3.46%          3.98%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/29/91, Class A and Class B; 5/3/93 Class C.

**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
April 30, 1999.

(a)  Assumes conversion of class b shares into class a shares after six years.


4


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-5.1%
DEBT OBLIGATIONS-2.0%
Deutsche Bank AG
  6.00%, 7/05/00 (a)            AU$               8,000    $   5,333,705
State Bank of South Wales
  8.63%, 8/20/01(a)                               6,000        4,238,509
                                                             ------------
                                                               9,572,214

GOVERNMENT OBLIGATION-3.1%
Government of Australia
  9.50%, 8/15/03                                 20,000       15,398,922

Total Australian Securities
  (cost $25,603,560)                                          24,971,136

CANADA-9.6%
DEBT OBLIGATION-3.1%
Business Development
  Bank of Canada
  6.38%, 5/21/99                US$              15,000       15,005,385

GOVERNMENT OBLIGATIONS-6.5%
Government of Canada
  5.25%, 9/01/03                CA$              24,000       16,622,222
  7.50%, 12/01/03                                20,000       15,072,703
                                                             ------------
                                                              31,694,925

Total Canadian Securities
  (cost $45,669,158)                                          46,700,310

DENMARK-5.0%
GOVERNMENT OBLIGATION-5.0%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $27,261,917)            DKK             158,000       24,396,663

FRANCE-5.5%
GOVERNMENT OBLIGATIONS-5.5%
Government of France
  4.50%, 7/12/03 (a)            EUR               4,726        5,259,806
  7.75%, 4/12/00 (a)                             19,513       21,594,223

Total French Securities
  (cost $28,348,967)                                          26,854,029

GERMANY-15.5%
DEBT OBLIGATIONS-7.1%
Bayerische Landesbank
  Girozentrale
  5.75%, 2/28/01 (a)            US$               5,000        5,016,650
Bayerische Vereinsbank
  Finansiering
  5.25%, 5/17/01 (a)            EUR               3,784        4,183,008
Bremer Landesbank
  6.38%, 12/29/99               US$              19,500       19,549,881
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)           EUR               5,113        5,747,241
                                                             ------------
                                                              34,496,780

GOVERNMENT OBLIGATIONS-8.4%
Government of Germany
  8.00%, 7/22/02 (a)                              4,346        5,289,190
  8.25%, 9/20/01                                 30,166       35,804,937
                                                             ------------
                                                              41,094,127

Total German Securities
  (cost $82,293,668)                                          75,590,907

ITALY-13.0%
GOVERNMENT OBLIGATIONS-13.0%
Republic of Italy
  6.00%, 2/15/00 (a)                              5,371        5,819,606
  6.25%, 5/15/02 (a)                              7,437        8,591,392
  12.00%, 9/01/01                                38,734       49,100,803

Total Italian Securities
  (cost $70,677,662)                                          63,511,801

MEXICO-4.7%
GOVERNMENT OBLIGATIONS-4.7%
Mexican Treasury Bills
  20.33%, 2/10/00 (b)           MXP              60,741        5,587,678
  21.93%, 6/03/99 (a)(b)                         89,121        9,471,476
  24.98%, 9/09/99 (b)                             7,340          737,203
  25.73%, 3/09/00 (b)                            76,367        6,913,569

Total Mexican Securities
  (cost $22,113,338)                                          22,709,926

NEW ZEALAND-7.6%
DEBT OBLIGATION-4.7%
International Bank for
  Reconstruction &
  Development
  7.00%, 9/18/00                NZ$              39,600       22,656,829


5


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00                NZ$              25,060    $  14,302,792

Total New Zealand Securities
  (cost $41,263,537)                                          36,959,621

NORWAY-1.0%
GOVERNMENT OBLIGATION-1.0%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $6,198,983)             NOK              38,000        5,082,089

SWEDEN-6.2%
GOVERNMENT OBLIGATIONS-6.2%
Kingdom of Sweden
  10.25%, 5/05/03 (a)           SEK              34,000        5,062,267
  13.00%, 6/15/01                               175,000       24,925,816

Total Swedish Securities
  (cost $31,918,386)                                          29,988,083

UNITED KINGDOM-10.8%
DEBT OBLIGATIONS-8.3%
Abbey National Treasury
  6.50%, 3/05/04                GBP              12,000       19,920,999
LB Bad-Wuertt Capital Markets
  6.50%, 2/25/02                US$              20,000       20,515,580
                                                             ------------
                                                              40,436,579

GOVERNMENT OBLIGATION-2.5%
United Kingdom Treasury Gilts
  7.00%, 6/07/02                GBP               7,000       11,907,661

Total United Kingdom Securities
  (cost $53,285,774)                                          52,344,240

UNITED STATES-13.7%
DEBT OBLIGATION-0.8%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01 (a)            US$               4,000        4,040,612

GOVERNMENT AGENCY OBLIGATIONS-9.3%
Federal Home Loan Bank
  5.50%, 8/13/01                                 20,000       20,057,680
FNMA Global
  7.00%, 9/26/00                NZ$              36,000       20,647,526
  7.25%, 6/20/02 (a)                              7,850        4,585,847
                                                             ------------
                                                              45,291,053

GOVERNMENT OBLIGATION-1.7%
U.S. Treasury Bill
  Zero coupon, 6/24/99          US$               8,250        8,198,042

TIME DEPOSITS-1.9%
Dresdner Bank
  4.88%, 5/03/99                                  4,600        4,600,000
Wachovia Bank
  4.70%, 5/03/99                                  4,500        4,500,000
                                                             ------------
                                                               9,100,000

Total United States Securities
  (cost $69,415,555)                                          66,629,707

TOTAL INVESTMENTS-97.7%
  (cost $504,050,505)                                        475,738,512
Other assets less liabilities-2.3%                            11,021,684

NET ASSETS-100%                                            $ 486,760,196


(a) Securities, or portion thereof, with an aggregate market value of $98,511,751 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $504,050,505)        $ 475,738,512
  Cash (cost $25,499)                                                   25,698
  Interest receivable                                               12,170,055
  Receivable for investment securities sold                          9,501,260
  Unrealized appreciation of forward exchange currency
    contracts                                                          890,625
  Receivable for capital stock sold                                    262,014
  Total assets                                                     498,588,164

LIABILITIES
  Payable for investment securities purchased                        9,100,000
  Dividend payable                                                   1,258,260
  Payable for capital stock redeemed                                   774,053
  Advisory fee payable                                                 258,202
  Distribution fee payable                                             153,999
  Accrued expenses and other liabilities                               283,454
  Total liabilities                                                 11,827,968

NET ASSETS                                                       $ 486,760,196

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      74,558
  Additional paid-in capital                                       540,119,226
  Distributions in excess of net investment income                  (9,129,300)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (16,520,842)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (27,783,446)
                                                                 $ 486,760,196

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($445,903,912/68,318,595 shares of capital stock issued
    and outstanding)                                                     $6.53
  Sales Charge--4.25% of public offering price                             .29
  Maximum offering price                                                 $6.82

  CLASS B SHARES
  Net asset value and offering price per share
    ($21,185,660/3,234,604 shares of capital stock issued
    and outstanding)                                                     $6.55

  CLASS C SHARES
  Net asset value and offering price per share
    ($19,670,624/3,004,385 shares of capital stock issued
    and outstanding)                                                     $6.55


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $ 17,990,763

EXPENSES
  Advisory fee                                     $  1,431,975
  Distribution fee - Class A                            653,655
  Distribution fee - Class B                            108,469
  Distribution fee - Class C                             99,446
  Transfer agency                                       645,889
  Custodian                                             229,859
  Audit and legal                                        61,095
  Administrative                                         58,364
  Registration                                           26,396
  Directors' fees                                        13,749
  Printing                                                3,408
  Miscellaneous                                          26,090
  Total expenses                                      3,358,395
  Less: expense offset arrangement (See Note B)         (31,124)
  Net expenses                                                       3,327,271
  Net investment income                                             14,663,492

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,359,072)
  Net realized gain on foreign currency
    transactions                                                     9,282,214
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (25,011,589)
  Foreign currency denominated assets and
    liabilities                                                         64,394
  Net loss on investments and foreign currency
    transactions                                                   (18,024,053)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (3,360,561)


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                SIX MONTHS ENDED  YEAR ENDED
                                                 APRIL 30, 1999   OCTOBER 31,
                                                  (UNAUDITED)        1998
                                                 --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  14,663,492  $   7,210,476
  Net realized gain (loss) on investments and
    foreign currency transactions                     6,923,142     (2,143,630)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (24,947,195)     2,283,328
  Net increase (decrease) in net assets from
    operations                                       (3,360,561)     7,350,174

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (18,863,545)    (6,215,407)
    Class B                                            (831,364)      (912,135)
    Class C                                            (770,754)       (82,934)
  Distributions in excess of net investment
    income
    Class A                                                  -0-    (6,230,346)
    Class B                                                  -0-      (914,327)
    Class C                                                  -0-       (83,132)
  Tax return of capital
    Class A                                                  -0-      (942,328)
    Class B                                                  -0-      (138,290)
    Class C                                                  -0-       (12,574)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      391,283,573        199,282
  Total increase (decrease)                         367,457,349     (7,982,017)

NET ASSETS
  Beginning of year                                 119,302,847    127,284,864
  End of period                                   $ 486,760,196  $ 119,302,847


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $58,364 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $490,746 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $31,124 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $8,583 from the sale of Class A shares and $499, $17,203, and $1,162 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,902,016 and $743,340 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $100,114,164 and $86,082,204, respectively for the six months ended April 30, 1999. There were purchases of $42,741,845 and no sales of U.S. government and government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,042,957 and gross unrealized depreciation of investments was $31,354,950 resulting in net unrealized depreciation of $28,311,993 (excluding foreign currency transactions).

At October 31,1998, the Fund had a capital loss carryforward of $27,690,413 of which $1,283,783 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, and $6,464 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 1999, the Fund had outstanding forward exchange currency contracts, as follows:

                                       U.S. $
                         CONTRACT     VALUE ON       U.S. $        UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Australian Dollars,
  settling 5/17/99          5,000   $  3,155,600   $  3,308,819   $    153,219

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  settling 5/17/99         28,300     18,044,612     18,728,177       (683,565)
British Pounds,
  settling 5/12/99         20,247     32,556,929     32,565,481         (8,552)
Canadian Dollars,
  settling 5/28/99         47,221     31,691,676     32,389,390       (697,714)
Danish Krona,
  settling 5/7/99         160,048     23,279,636     22,752,788        526,848



12


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                       U.S. $
                         CONTRACT     VALUE ON       U.S. $        UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
European Euros,
  settling
  5/20/99-7/15/99         135,313   $147,780,479   $143,264,212   $  4,516,267
Japanese Yen,
  settling 6/15/99         68,444        577,243        576,394            849
New Zealand Dollars,
  settling 5/17/99        110,378     58,766,721     61,830,133     (3,063,412)
Norwegian Krona,
  settling 6/8/99          58,418      7,561,222      7,471,845         89,377
Swedish Krona,
  settling 5/25/99        256,270     30,508,277     30,450,969         57,308
                                                                  $    890,625


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1999.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest pay-


13


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1999.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              791,361       530,311   $   6,853,078   $   3,571,273
Shares issued in
  reinvestment of
  dividends            1,170,402       449,493       7,680,573       3,054,490
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust  59,018,291            -0-    406,086,486              -0-
Shares converted
  from Class B           571,681     3,186,541       2,107,055      21,941,497
Shares redeemed       (7,631,667)   (3,289,006)    (50,096,463)    (22,364,893)
Net increase          53,920,068       877,339   $ 372,630,729   $   6,202,367

CLASS B
Shares sold            1,077,262       626,552   $   5,433,480   $   4,228,522
Shares issued in
  reinvestment of
  dividends               59,957        97,710         394,820         668,814
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust   2,774,895            -0-     19,136,136              -0-
Shares converted
  to Class A            (571,681)   (3,186,541)     (2,107,055)    (21,941,497)
Shares redeemed       (1,190,196)     (665,735)     (7,838,398)     (4,572,168)
Net increase
  (decrease)           2,150,237    (3,128,014)  $  15,018,983   $ (21,616,329)


14


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              143,932       214,001   $     947,986   $   1,435,335
Shares issued in
  reinvestment of
  dividends               63,582         9,006         418,407          61,303
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust     679,675            -0-      4,680,048              -0-
Shares issued in
  connection with
  the acquisition
  of World Income
  Trust                       -0-    2,285,690              -0-     15,429,617
Shares redeemed         (366,088)     (194,644)     (2,412,580)     (1,313,011)
Net increase             521,101     2,314,053   $   3,633,861   $  15,613,244


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


NOTE G: ACQUISITION OF SHORT-TERM MULTI-MARKET TRUST
On November 13, 1998 the Fund acquired all of the assets for Alliance Short-Term Multi-Market Trust pursuant to the plan of reorganization approved by Short-Term Multi-Market Trust shareholders on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of Short-Term Multi-Market Trust on November 13, 1998. The aggregate net assets of the Fund and Short-Term Multi-Market Trust immediately before the acquisition were $118,348,530 and $413,049,483. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.


15


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.64         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .20(a)         .44(a)       .47(a)       .59(a)       .77(a)       .85
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.02)           .02          .08          .48        (1.31)       (1.08)
Net increase (decrease) in net asset
  value from operations                          .18            .46          .55         1.07         (.54)        (.23)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)          (.44)        (.47)        (.67)          -0-        (.09)
Distributions in excess of net investment
  income                                          -0-          (.42)        (.20)          -0-          -0-          -0-
Tax return of capital                             -0-          (.07)          -0-          -0-        (.67)        (.58)
Total dividends and distributions               (.29)          (.93)        (.67)        (.67)        (.67)        (.67)
Net asset value, end of period                $ 6.53         $ 6.64       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.70%          6.90%        7.82%       16.37%       (6.47)%      (2.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $445,904        $95,568      $96,133      $68,776      $76,837      $52,385
Ratio to average net assets of:
  Expenses                                      1.34%(c)(d)    1.74%(c)     1.58%(c)     1.64%        1.60%        1.41%
  Expenses, excluding interest expense          1.34%(d)       1.74%        1.58%        1.60%(e)     1.55%(e)     1.30%(e)
  Net investment income                         6.21%(d)       6.46%        6.50%        8.40%        8.56%        7.17%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%



See footnote summary on page 18.


16


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.66         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .18(a)         .36(a)       .42(a)       .53(a)       .44(a)       .88
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.03)           .05          .06          .47        (1.05)       (1.18)
Net increase (decrease) in net asset
  value from operations                          .15            .41          .48         1.00         (.61)        (.30)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)          (.36)        (.42)        (.60)          -0-        (.08)
Distributions in excess of net investment
  income                                          -0-          (.43)        (.18)          -0-          -0-          -0-
Tax return of capital                             -0-          (.07)          -0-          -0-        (.60)        (.52)
Total dividends and distributions               (.26)          (.86)        (.60)        (.60)        (.60)        (.60)
Net asset value, end of period                $ 6.55         $ 6.66       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.21%          6.24%        6.90%       15.35%       (7.31)%      (3.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $21,186         $7,217      $29,949      $88,427     $116,551     $233,896
Ratio to average net assets of:
  Expenses                                      2.05%(c)(d)    2.41%(c)     2.29%(c)     2.35%        2.29%        2.11%
  Expenses, excluding interest expense          2.05%(d)       2.41%        2.29%        2.31%(e)     2.22%(e)     2.01%(e)
  Net investment income                         5.45%(d)       5.64%        5.79%        7.69%        7.53%        6.44%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.65         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .18(a)         .25(a)       .42(a)       .54(a)       .44(a)       .46
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.02)           .16          .07          .47        (1.04)        (.75)
Net increase (decrease) in net asset
  value from operations                          .16            .41          .49         1.01         (.60)        (.29)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)          (.41)        (.42)        (.61)          -0-        (.09)
Distributions in excess of net investment
  income                                          -0-          (.42)        (.19)          -0-          -0-          -0-
Tax return of capital                             -0-          (.04)          -0-          -0-        (.61)        (.52)
Total dividends and distributions               (.26)          (.87)        (.61)        (.61)        (.61)        (.61)
Net asset value, end of period                $ 6.55         $ 6.65       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.37%          6.10%        6.92%       15.36%       (7.29)%      (3.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,671        $16,518       $1,203       $1,076         $786       $1,252
Ratio to average net assets of:
  Expenses                                      2.04%(c)(d)    2.61%(c)     2.28%(c)     2.34%        2.29%        2.08%
  Expenses, excluding expense                   2.04%(d)       2.61%        2.28%        2.30%(e)     2.24%(e)     1.99%(e)
  Net investment income                         5.50%(d)       5.28%        5.80%        7.62%        7.55%        6.10%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                        SIX MONTHS
                           ENDED      YEAR ENDED OCTOBER 31,
                      APRIL 30, 1999 ------------------------
                        (UNAUDITED)     1998         1997
                        -----------  -----------  -----------
     Class A               1.33%        1.73%        1.57%
     Class B               2.04%        2.40%        2.28%
     Class C               2.03%        2.60%        2.27%


(d)  Annualized.

(e)  Interest expense includes commitment fees paid.


18


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASTSR